UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2009

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 17, 2009, the Board of Directors of Heritage Commerce Corp (the “Company”) approved a form of Indemnification Agreement to be entered into between the Company and each of its present and future directors and the Company’s executive officers (the “Indemnification Agreement”).  The form of Indemnification Agreement is attached hereto as Exhibit 99.1.  The form of Indemnification Agreement is incorporated herein by reference.

ITEM 5.03            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 17, 2009, the Board of Directors of the Company approved an amendment to section 12.9 of the Company’s Bylaws.  The amendment clarifies the definition of “Agent” for purposes of the indemnification provisions provided for in the Company’s Bylaws.  The form of the Amendment is attached hereto as Exhibit 99.2, and incorporated herein by reference.

ITEM 9.01            FINANCIAL STATEMENT AND EXHIBITS.

(d)          Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Form of Indemnification Agreement

99.2	Amendment to Section 12.9 of the Heritage Commerce Corp Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: December 22, 2009	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Form of Indemnification Agreement

99.2	Amendment to Section 12.9 of the Heritage Commerce Corp Bylaws